First Quarter 2024 Earnings Presentation May 8, 2024 Christopher Stavros – President & CEO Brian Corales – Senior Vice President & CFO Tom Fitter – Director, Investor Relations

Disclaimer 2 12% FORWARD LOOKING STATEMENTS The information in this press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Magnolia’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this press release, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the supply and demand for oil, natural gas, NGLs, and other products or services, including impacts of actions taken by OPEC and other state-controlled oil companies; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; (v) geopolitical and business conditions in key regions of the world; and (vi) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Magnolia’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including adjusted net income, free cash flow, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and adjusted operating income margin. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted net income and adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and adjusted operating margin are significant components in understanding and assessing a company’s financial performance and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and adjusted operating income margin may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted net income, adjusted EBITDAX, free cash flow, adjusted cash operating costs, adjusted cash operating margin and adjusted operating income margin may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 15, adjusted EBITDAX reconciliation is shown on page 16 of the presentation, adjusted net income is shown on page 17, and adjusted cash operating costs, adjusted cash operating margin and adjusted operating income margin reconciliations are shown on page 10. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

First Quarter Highlights & Announcements

Financial

Total adjusted net income(1) of $101 million and adjusted operating income margin(1) of 39%

D&C capital of $119 million

Reinvested 52% of adjusted EBITDAX(1)

$117 million of free cash flow(1)

Returned $79 million to shareholders, including: $52 million of share repurchases(2) $27 million of dividends

Operations

First quarter production of 84.8 Mboe/d (7% year-over-year growth) and oil production of 37.5 MBbls/d

Higher oil production driven by strong well performance and volumes from asset acquired last year

Initiated a field-level optimization and cost reduction program; Expected to deliver 5% to 10% reduction in cash operating costs (LOE) per Boe in 2H 2024

Corporate

Closed Giddings bolt-on acquisition:

>27,000 net acres and ~1,000 Boe/d (~35% oil) for $125 million

New acreage + increased working interest/minerals in existing development areas

Low PDP with significant, high-return development opportunities

(1) Adjusted net income, adjusted EBITDAX, free cash flow and adjusted operating income margin are non-GAAP measures. For a reconciliation of the most comparable GAAP measure see slide 17, 16, 15 and 10. For reasons management believes this is useful to investors, refer to slide 2 "Non-GAAP Financial Measures."

(2) Includes $2.9 million of share repurchases incurred during the first quarter, but settled during the second quarter of 2024, and excludes $1.7 million of share repurchases incurred during the fourth quarter of 2023, but settled during the first quarter of 2024.

MAGNOLIA OIL & GAS 3

Giddings Bolt-On Acquisition

April Acquisition Highlights

- Acquired >27,000 net acres in Giddings (>80,000 gross) from a private operator for ~$125 million; closed on April 30th
  - Includes ~1,000 BOEPD (~35% oil, ~68% liquids)
  - Primarily in Fayette, Washington and Lee counties
- Low PDP assets are within our existing acreage footprint; in a highly productive area we know well
- Significantly increases Magnolia's development opportunities through:
  - Increased working interest in future high-return development locations (adds on average ~13% WI to existing overlapping leases)
  - New locations with high working interest added to already deep inventory (~70% of net acreage are new leases)
  - Additional royalty interest


Washington
Existing Acreage
Acquired Acreage
Increased WI

MAGNOLIA OIL & GAS

4

Key Financial Metrics (1) Adjusted EBITDAX, adjusted net income and free cash flow are non-GAAP measures. For a reconciliation of the most comparable GAAP measure see slides 16, 17 and 15. (2) Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and shares of Class B Common Stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding. 5 Metric Q1 2024 YoY % Change Total Production (Mboe/d) 84.8 7% Oil Production (Mbbls/d) (% of total production) 37.5 (44%) 5% Giddings and Other Production as a % of total 72% 6% Revenue ($ MM) $319 4% Adjusted EBITDAX ($ MM) (1) $228 5% Adjusted Net Income ($ MM) (1) $101 (15%) D&C Capex ($ MM) $119 (15%) Free Cash Flow ($ MM) (1) $117 93% Cash Balance ($ MM) $399 (40%) Weighted average diluted shares outstanding (MM) (2) 204.3 (5%)

1Q 2024 Cash Flow Reconciliation 6 401 218 6 27 27 51 121 399 0 100 200 300 400 500 600 700 Cash 12/31/2023 Cash Flow from Operations Changes in Working Capital and Other Acquisitions Dividends and Distributions Share Repurchases D&C and Facilities Capital Cash 3/31/2024 (1) (4)(3)(2) (5) $ In M ill io n s 1 Cash flow from operations before changes in working capital 2 Comprised of $13 million of working capital changes including capital accruals offset by $7 million of other financing activities. 3 Includes $13 million of deposits for acquisitions that closed in late April 2024. 4 Includes $24 million of dividends paid to Class A shareholders and $3 million of distributions to noncontrolling interest holders. 5 Comprised of $51 million Class A Common Stock Repurchases.

-28% -20% -20% -6% -3% -2% -1% -1% 0% 1% 2% 7% 12% 40% 42% 64% 65% 87% 97% 178% 339% Significant Share Repurchases Since 2019 (1) Class A share reduction includes 3.6 million non-compete shares that were paid in lieu of stock in 2021. Includes both Class A and Class B share repurchases. (2) Source: FactSet (2019 – 2023). Peers include: APA, AR, CIVI, COP, CTRA, DVN, EOG, EQT, FANG, HES, MRO, MTDR, MUR, OVV, OXY, PR, PXD, RRC, SM and SWN. 7 5-Year Change in Diluted Shares Outstanding2 (2019 – 2023) Magnolia has reduced its diluted share count by approximately 20% Magnolia’s Consistent Share Repurchases1 (million shares repurchased by year)

Safe, Sustainable and Growing Dividend 8 $0.28 $0.40 $0.46 $0.52 2021 2022 2023 2024E Annualized Dividend Payout Per Share ❑ Magnolia’s dividend has grown at a substantial rate over the past four years ❑ Sustainable dividend growth supported even at low commodity prices ❑ Higher than peer average dividend growth supported by moderate volume growth and ongoing share repurchases ❑ Long-term average annual dividend growth of ~10% through commodity cycles

Summary Balance Sheet 9 (in thousands) March 31, 2024 December 31, 2023 Cash $399,317 $401,121 Current assets 198,218 190,152 Property, plant and equipment, net 2,093,942 2,052,021 Other assets 116,465 112,922 Total assets $2,807,942 $2,756,216 Current liabilities $350,011 $314,887 Long-term debt, net 393,480 392,839 Other long-term liabilities 166,667 165,822 Total equity 1,897,784 1,882,668 Total liabilities and equity $2,807,942 $2,756,216

Margin and Cost Structure 10 (1) Lease operating expenses exclude non-cash stock based compensation of $0.6 million, or $0.07 per boe, and $0.4 million, or $0.06 per boe, for the quarters ended March 31, 2024 and 2023, respectively. (2) General and administrative expenses exclude non-cash stock based compensation of $4.1 million, or $0.53 per boe, and $3.4 million, or $0.47 per boe, for the quarters ended March 31, 2024 and 2023, respectively. (3) Adjusted cash operating costs, adjusted cash operating margin and adjusted operating income margin are non-GAAP measures. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” $ / Boe, unless otherwise noted For the Quarters Ended March 31, 2024 March 31, 2023 Revenue $41.40 $43.18 Total Cash Operating Costs: Lease Operating Expenses (1) (5.91) (5.87) Gathering, Transportation & Processing (1.11) (1.78) Taxes Other Than Income (2.32) (2.70) Exploration Expenses - - General & Administrative Expenses (2) (2.52) (2.30) Total Adjusted Cash Operating Costs (3) (11.86) (12.65) Adjusted Cash Operating Margin (3) $29.54 $30.53 Margin % 71% 71% Non-Cash Costs: Depreciation, Depletion, and Amortization (12.58) (9.90) Impairment of oil and natural gas properties - (2.20) Asset Retirement Obligations Accretion (0.21) (0.12) Non-cash stock based compensation (0.60) (0.53) Total non-cash costs (13.39) (12.75) Operating Income Margin $16.15 $17.78 Add back: impairment of oil and natural gas properties - $2.20 Adjusted Operating Income Margin (3) $16.15 $19.98 Margin % 39% 46%

2024 Operating Plan 11 2024 Production & Capital Annual BOE and Oil Growth High Single-Digit 2024 Budget $450 - $480 Million (DC&F) 2024 Operating Plan ~2 Rigs / ~1 Completion Crew 2024 Capital ~20% Karnes ~80% Giddings Second Quarter 2024 Guidance Production ~89 Mboe/d D&C Capital Spending $120 to $125 Million Oil Differential (To Magellan East Houston) ($3) Fully Diluted Share Count ~203 million

Appendix

Return Substantial Portion of Our Free Cash Flow to Shareholders and Allocate Some Excess Cash Toward Small, Bolt-on Acquisitions that Improve the Business Long-term dividend per share compound annual growth rate of ~10% and share repurchases of at least 1% per quarter High Quality Assets Drive Low Capital Reinvestment Rate that Provides Growth to the Business Limit Capital Spending to 55% of Annual Adjusted EBITDAX1 Maintain Conservative Financial Leverage to Provide Financial Flexibility Through Cycle Strong balance sheet with zero net debt at YE 2023 provides ability for counter cyclical investing to increase per share value Deliver Mid-Single Digit Long-Term Production Growth with Significant Free Cash Flow1 2024E BOE and Oil Growth of High Single-Digits Magnolia’s Business Model & Strategy (1) Adjusted EBITDAX and Free Cash Flow are non-GAAP measures. For a reconciliation of the most comparable GAAP measure see slides 16 and 15. 13

Committed to Sustainability 14 (1) Gas flared as a percent of total production. (2) Number of work-related injuries and illnesses per 200,000 workhours. 2023 Sustainability Report Highlights Include: ❑ Magnolia record for lowest annual flaring rate1 at 0.11%, a reduction of almost 90% since 2019 ❑ Addition of scope 2 emissions reporting; providing further disclosure of the Company’s operations ❑ Continued production of low intensity barrels ❑ 2022 scope 1 intensity of 14.9 metric tons CO2e/Mboe, approximately 10% below 2019 levels ❑ Focused on strengthening local communities through employment opportunities and utilizing local vendors ❑ Commitment to safe operations – low total recordable incident rate and strong HSE training initiatives Flaring Intensity(1) 0.99% 0.69% 0.28% 0.11% 2019 2020 2021 2022 0.57 0.49 2021 2022 Total Recordable Incident Rate(2) (TRIR) Board Diversity and Independence 25% FEMALE 2 of 8 Board members are women. 25% MINORITIES 2 of 8 Board members identifies as a minority. 75% INDEPENDENT 6 of 8 Board members are independent.

Free Cash Flow Reconciliations 15 (1) Free cash flow is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarters Ended March 31, 2024 March 31, 2023 Net cash provided by operating activities $210,932 $219,823 Add back: net change in operating assets and liabilities 6,941 (5,647) Cash flows from operations before net change in operating assets and liabilities $217,873 $214,176 Additions to oil and natural gas properties (120,986) (138,645) Changes in working capital associated with additions to oil and natural gas properties 20,244 (14,977) Free cash flow(1) $117,131 $60,554

Adjusted EBITDAX Reconciliations 16 (1) Adjusted EBITDAX is a non-GAAP measure. For reasons management believes these are useful to investors, refer to slide 2 “Non-GAAP Financial Measures”. (in thousands) For the Quarters Ended March 31, 2024 March 31, 2023 Net income $97,597 $106,677 Interest (income) expense, net 2,312 (487) Income tax expense 20,336 19,605 EBIT $120,245 $125,795 Depreciation, depletion and amortization 97,076 70,701 Asset retirement obligations accretion 1,618 841 EBITDA $218,939 $197,337 Exploration expenses 25 11 EBITDAX $218,964 $197,348 Impairment of oil and natural gas properties - 15,735 Non-cash stock based compensation expense 4,658 3,772 Loss on revaluation of contingent consideration 4,205 - Adjusted EBITDAX (1) $227,827 $216,855

Adjusted Net Income Reconciliation 17 (1) Represents corporate income taxes at an assumed annual effective tax rate of 18.9% and 19.6% for the quarters ended March 31, 2024 and 2023, respectively. (2) Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measure”. (3) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) For the Quarters Ended March 31, 2024 March 31, 2023 Net income $97,597 $106,677 Adjustments: Loss on revaluation of contingent consideration 4,205 - Impairment of oil and natural gas properties - 15,735 Change in estimated income tax(1) (795) (3,089) Adjusted Net Income (2) $101,007 $119,323 (in thousands) For the Quarters Ended Total Share Count March 31, 2024 March 31, 2023 Diluted weighted average shares of Class A Common Stock outstanding during the period 182,424 192,054 Weighted average shares of Class B Common Stock outstanding during the period (3) 21,827 21,827 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (3) 204,251 213,881

First Quarter 2024 Capital Structure and Liquidity Overview 18 Capitalization & Liquidity ($ million) $400 $450 2024 2025 2026 Debt Maturity Schedule ($ million) Borrowing Base $0 Credit Facility Borrowings (as of 3/31/24) 6.00% Senior Unsecured Notes (1) Net cash and net debt are calculated as the difference between cash and total long-term debt, excluding unamortized deferred financing cost. (2) Liquidity defined as cash plus availability under revolving credit facility. (3) Total Equity includes noncontrolling interest. Capital Structure Overview ▪ Maintaining low financial leverage profile ‒ Currently have a net debt(1) position of $1 million ‒ Net Debt(1) / Q1 annualized adjusted EBITDAX of 0.0x ▪ Current Liquidity of $849 million, including fully undrawn credit facility (2) ▪ No debt maturities until senior unsecured notes mature in 2026 Capitalization Summary As of 3/31/2024 Cash and Cash Equivalents $399 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Equity (3) $1,898 Net Debt / Q1 Annualized Adjusted EBITDAX 0.0x Net Debt / Total Book Capitalization 0% Liquidity Summary As of 3/31/2024 Cash and Cash Equivalents $399 Credit Facility Availability $450 Liquidity (2) $849

Production Results 19 Combined Karnes Giddings & Other Combined Karnes Giddings & Other For the Quarter Ended March 31, 2024 For the Quarter Ended March 31, 2023 Production: Oil (MBbls) 3,415 1,298 2,117 3,221 1,409 1,812 Natural gas (MMcf) 13,749 2,596 11,153 12,650 3,238 9,412 Natural gas liquids (MBbls) 2,009 396 1,613 1,812 487 1,325 Total (Mboe) 7,715 2,126 5,589 7,141 2,436 4,705 Average Daily Production Volume: Oil (MBbls/d) 37.5 14.3 23.2 35.8 15.7 20.1 Natural gas (MMcf/d) 151.1 28.5 122.6 140.6 36.0 104.6 Natural gas liquids (MBbls/d) 22.1 4.3 17.8 20.1 5.4 14.7 Total (MBoe/d) 84.8 23.4 61.4 79.3 27.0 52.3